EXHIBIT 10.72

EXECUTION COPY

                        SFC MASTER TRUST
          AMENDMENT NO. 5 TO EACH OF THE POOLING AGREEMENT AND
                 THE RECEIVABLES SALE AGREEMENT
                  AND AMENDMENT NO. 1 TO THE
                      SERVICING AGREEMENT

          This Amendment, dated as of March 31, 1998 (this "Amendment") is entered into by each of Specialty Foods Finance Corporation, a Delaware corporation (the "Company"), Specialty Foods Corporation, a Delaware corporation, as master servicer (the "Master Servicer"), The Chase Manhattan Bank (formerly known as Chemical Bank) ("Chase"), as trustee (in such capacity, the "Trustee") and each of the undersigned wholly owned subsidiaries of the Master Servicer (the "Sellers"), with respect to each of: (a) the Pooling Agreement, dated as of November 16, 1994 (as previously amended, the "Pooling Agreement"), among the Company, the Master Servicer, and Chase (formerly known as Chemical
Bank), as Trustee; (b) the Servicing Agreement, dated as of November 16, 1994 (as previously amended, the "Servicing Agreement"), among the Company, the Master Servicer, each of the Sellers from time to time party thereto (each a "Servicer") and Chase, as Trustee and (c) the Amended and Restated Receivables Sale Agreement, dated as of November 16, 1994 (as previously amended, the "Receivables Sale Agreement") among the Company, the Master Servicer and the Sellers party thereto from time to time.

                     W I T N E S S E T H :

          WHEREAS, the parties hereto wish to amend the Pooling Agreement, the Servicing Agreement and the
Receivables Sale Agreement in the manner provided for in this Amendment in order to reflect certain amendments requested in connection with the execution and delivery of that certain Series 1998-1 Supplement.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

I. Defined Terms. Unless otherwise defined herein, terms defined in the Pooling Agreement or the Servicing Agreement shall have their defined meanings when used herein, as the context requires.

I.               Amendment of the Pooling Agreement.  The
Pooling Agreement is hereby amended as follows:

A. The definition of "Defaulted Receivable" is hereby amended to delete therefrom the phrase "more than, in the case of all Sellers other than Mothers, 90 days after its original due date and, in the case of Mother's 120 days after its original due date" and to substitute therefor the phrase "more than 90 days after its original due date".

A. The definition of "Delinquent Receivable" is hereby amended to delete therefrom the phrase "more than, in the case of all Sellers other than Mothers, 60 days after its original due date and, in the case of Mother's 90 days after its original due date" and to substitute therefor the phrase "more than 60 days after its original due date".

A. The definition of "Eligible Receivable" is hereby amended (i) to delete from clause (p) thereof the word "and" which appears at the end thereof; (ii) to delete the period (".") at the end of clause (q) thereof and to substitute therefor a semi-colon (";"), and (iii) to add immediately after such clause (q) new clauses (r), (s) and
(t) which read as follows:

          "(r) the sale of goods, merchandise or
     services giving rise to such Receivable was not extended on terms requiring payment in advance prior to shipment of such goods or merchandise or performance of such services nor has any such Receivable otherwise been secured by any such advance payment;

          (s)  to the extent such Receivables are
     generated under either of that certain Supply
     Agreement, dated as of January 22, 1998 between The Pillsbury Company and H&M (the "Pillsbury
     Contract") or that certain Taco Production
     Agreement, dated as of June 25, 1997 between Foodmaker, Inc. and H&M (the "Foodmaker Contract" and together with the Pillsbury Contract, the "Long Term Supply Contracts"), such Receivables do not exceed six percent (6%) of the Principal
     Amount of all Eligible Receivables in the Trust;
     and

          (t)  to the extent any such Receivables are
     generated under any contract substantially similar to the Long Term Supply Contracts and to the extent the Obligor thereunder has not explicitly waived any offset rights it may have in connection with such contract, the Rating Agency has reviewed such contract and the Rating Agency Condition shall have been satisfied after such review."

A. The definition of "Obligor Limit" is hereby amended (i) to delete therefrom the phrase "3% of the Principal Amount of all Receivables in the Trust" and to substitute therefor the phrase "4% of the Principal Amount of all Eligible Receivables in the Trust" and (ii) by adding thereto at the conclusion thereof the following:
"Notwithstanding the foregoing, the Obligor Limit for all Obligors who are governmental entities or agencies shall be 2.2% (treating all such Obligors as a single Obligor), the Obligor Limit for the Obligors under a Long Term Supply Contract shall be a fraction, expressed as a percentage, the numerator of which is the aggregate outstanding Principal Amount of all Eligible Receivables of such Obligors and the denominator of which is the aggregate Principal Amount of all Eligible Receivables in the Trust. It is expressly understood and agreed that where a Seller sells goods or merchandise to an Obligor for resale to various other parties who may or may not remit or be required to make payments on the Receivable, the initial Obligor to whom such goods or merchandise are sold shall be deemed to be the sole Obligor of such Receivable for purposes of computing the applicable Obligor Limit."

          2.5 Section 1.1 is hereby amended to add, in alphabetical order, the following definitions:

          "'Long Term Supply Contracts' shall
          have the meaning specified in clause (s) of the definition of 'Eligible Receivable'.

          'SFSB Termination Date' shall mean March
          31, 1998.

          2.6 Article X of the Pooling Agreement is hereby amended by adding the following paragraph after Section
10.24:

          "10.25 Termination of Certain Sellers. In accordance with Section 2.8(g) hereof, and the procedure set forth in Section 10.1 hereof, the Trustee acknowledges that as of the SFSB
     Termination Date (as defined herein), San
     Francisco Sourdough Bakeries, Inc. (the "SFSB
     Terminated Seller") will be terminated as a Seller pursuant to Section 9.14(b) of the Receivables
     Sale Agreement and as a Servicer under the Servicing Agreement.

     On the SFSB Termination Date, the Trustee shall
     (i) notify Wells Fargo, the lockbox bank, of the
     termination of the Lockbox Account with Wells
     Fargo      - Account no. 4518073366, which account
     relates to Receivables generated solely by the SFSB Terminated Seller, and (ii) sign and deliver to the Company for filing the necessary UCC financing statements releasing the liens of the Trustee against the SFSB Terminated Seller and any of its properties."

I.               Amendments to Servicing Agreement.

A. Section 2.3(a) of the Servicing Agreement is hereby amended (i) to delete from the first sentence thereof the phrase "Except as otherwise permitted pursuant to Section 5.9 of the Receivables Sale Agreement, the",
(ii) inserting in lieu thereof the word "The", and (iii) deleting the phrase ", except to the minimum extent that any of the Servicers as of the date hereof, in the normal course of their business and consistent with past practices, have directed such Obligors to remit payments by delivering cash, a check or other instrument to or in care of the person delivering goods to such Obligor or to the business offices, agents or officers of such Servicer".

I.               Amendments to Receivables Sale Agreement.

A. Section 5.9 of the Receivables Sale Agreement is hereby amended to delete therefrom the phrase ", except to the extent that any of the Sellers as of the date hereof, in the normal course of their business and consistent with past practices, have directed such Obligors to remit payments by delivering cash, a check or other instrument to or in care of the person delivering goods to such Obligor or to the business offices, agents or officers of such Seller; provided, that for Metz and Metz Delaware, checks may be remitted to the relevant Seller and thereafter shall be deposited into a Deposit Account".

A.               Section 5.14 of the Receivables Sale
Agreement is hereby amended (i) to delete from clause (iv) thereof the word "and" which appears at the end thereof;
(ii) to delete the period (".") at the end of clause (v) thereof and to substitute therefor a semi-colon (";"), and
(iii) to add immediately after such clause (v) a new clause
(vi) which read as follows:

          "(vi)     Each of the Sellers hereby agrees
     to comply with the requirements set forth in
     Section 7.3(f) of that certain Series 1998-1
     Supplement among the Company, the Master Servicer and the Trustee with respect to any "Year 2000
     Problem", as such term is defined in such Supplement."

          4.3  Article IX of the Receivables Sale
     Agreement is hereby amended by adding the following phrase to Section 9.14(b)(i) after the phrase "(i) each of":

          "San Francisco Sourdough Bakeries, Inc."

I.                Conditions to Effectiveness.  This
Amendment shall become effective upon receipt by the Trustee of:

     A.          a counterpart hereof, duly executed and
     delivered by each of the Company, the Sellers, the Master
     Servicer and the Trustee;

     A. a consent to this Amendment, in the form of Annex A, from Capital Markets Assurance Corporation, as the Enhancement Provider and the Control Party for the Term Certificates, Series 1994-1 and, from Bankers Trust Company, as Agent on behalf of the Control Party for the VFC Certificates, Series 1998-1;

     A. an officer's certificate of a Responsible Officer of the Company certifying that this Amendment shall not adversely affect in any material respect the interests of the Series 1994-1 Term Certificateholders or the Series 1998-1 VFC Certificateholders;

     A. a secretary's certificate from each of the Company, each Seller and the Master Servicer certifying (i) board resolutions authorizing the execution and delivery of this Amendment, (ii) the incumbency of the natural persons authorized to execute and deliver this Amendment, (iii) the charter and bylaws of the Company, such Seller or the Master Servicer, as the case may be, being correct and in full force and effect and (iv) copies of "good standing" certificates issued by the Secretary of State of the State of Delaware, certifying that each of the Company, each Seller and the Master Servicer, as the case may be, is in good standing and has paid all taxes due to the State of Delaware, and including as annexes thereto the certificate of incorporation of the Company, each Seller or the Master Servicer, as the case may be;
     B. an opinion of counsel of Paul, Weiss, Rifkind, Wharton & Garrison, counsel to the Company and the Master Servicer, opining as to (i) this Amendment being authorized pursuant to the Pooling Agreement and the Series 1994-1 Supplement and (ii) all conditions precedent to the execution, delivery and performance of this Amendment being satisfied in full; and

     A. written confirmation from each of Standard & Poor's Corporation and Moody's Investors Service Inc. stating that the execution and delivery of this Amendment will not result in a reduction or withdrawal of the rating of the Term Certificates or the VFC Certificates, Series 1998-1.

          6. Termination of Certain Sellers. The Company, pursuant to Section 9.14(b) of the Receivables Sale
Agreement and Section 9.4(b) of the Pooling Agreement, hereby terminates as of the SFSB Termination Date, all obligations of San Francisco Sourdough Bakeries, Inc. (the
"SFSB Terminated Sellers") under the Receivables Sale
Agreement.

          7. Continuing Effect of the Pooling Agreement, Servicing Agreement and Receivables Sale Agreement. Except as expressly amended, modified and supplemented hereby, the provisions of the Pooling Agreement, Servicing Agreement and Receivables Sale Agreement are and shall remain in full force and effect.

          8.  GOVERNING LAW.  THIS AMENDMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW
YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE
PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH
SUCH LAW.

          9. Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.


                          SPECIALTY FOODS FINANCE CORPORATION

                              BY:
                                   Name:
                                   Title:


                              SPECIALTY FOODS CORPORATION,
                              as Master Servicer

                              BY:
                                   Name:
                                   Title:


                              METZ BAKING COMPANY, as a Seller

                              BY:
                                   Name:
                                   Title:


                              MOTHER'S CAKE AND COOKIE CO., as Seller

                              BY:
                                   Name:
                                   Title:


                              H&M FOODS SYSTEMS COMPANY, INC., as Seller

                              BY:
                                   Name:
                                   Title:

                              THE CHASE MANHATTAN BANK, as Trustee

                              BY:
                                   Name:
                                   Title:
                             ANNEX A
                        [FORM OF CONSENT]

The Chase Manhattan Bank
    as Trustee
450 West 33rd Street, 15th Floor
New York, New York  10001
Attention:  Structured Finance Services (ABS)

Ladies and Gentlemen:

          We refer to the Amendment, dated as of March ___, 1998 (the "Amendment") to each of (a) the Pooling Agreement, dated as of November 16, 1994 (as previously amended, the "Pooling Agreement"), among Specialty Foods Finance Corporation, a Delaware corporation (the "Company"), Specialty Foods Corporation, a Delaware corporation, as master servicer (the "Master Servicer"), and The Chase Manhattan Bank (formerly known as Chemical Bank) ("Chase"), as trustee (in such capacity, the "Trustee"), (b) the Servicing Agreement, dated as of November 16, 1994 (as previously amended, the "Servicing Agreement"), among the Company, the Master Servicer, each of the subsidiaries of the Master Servicer from time to time party thereto and Chase, as Trustee and (c) the Amended and Restated Receivables Sale Agreement, dated as of November 16, 1994 (as previously amended, the "Receivables Sale Agreement") among the Company, the Master Servicer and the Sellers party thereto from time to time. We each hereby certify that we have been given or have duly waived adequate notice of the Amendment pursuant to Section 10.1 of the Pooling Agreement and Capital Markets Assurance Corporation further certifies that it has been given or has duly waived adequate notice of the Amendment pursuant to Section 8.5 of the Series 1994-1 Supplement, dated November 16, 1994 by and among the Company, the Master Servicer and the Trustee.

          Each of the undersigned hereby consents to the execution and delivery of the Amendment in the form presented to us as the final execution copy.

                         Sincerely,

                         CAPITAL MARKETS ASSURANCE CORPORATION

                         By: _____________________________
                         Title: ____________________________


                         BANKERS TRUST COMPANY

                         By: _____________________________
                         Title: ____________________________